UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2019

DERMTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38118	84-2870849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11099 N. Torrey Pines Road, Suite 100

La Jolla, CA 92037

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code (858) 291-7505

Constellation Alpha Capital Corp.

Emerald View, Suite 400

2054 Vista Parkway

West Palm Beach, FL 33411

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DMTK	The Nasdaq Capital Market
Warrants to purchase Common Stock	DMTKW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On August 29, 2019, DermTech, Inc., formerly known as Constellation Alpha Capital Corp. (the “Company”), and DermTech Operations, Inc., formerly known as DermTech, Inc. (“DermTech Operations”), consummated the transactions contemplated by the Agreement and Plan of Merger, dated as of May 29, 2019, by and among the Company, DT Merger Sub, Inc. (“Merger Sub”) and DermTech Operations, as amended by that certain First Amendment to Agreement and Plan of Merger, dated as of August 1, 2019. Pursuant to the Merger Agreement, Merger Sub merged with and into DermTech Operations, with DermTech Operations surviving as a wholly owned subsidiary of the Company (the “Business Combination”). In connection with the completion of the Business Combination, the Company domesticated from the British Virgin Islands to Delaware, and changed its name from Constellation Alpha Capital Corp. to DermTech, Inc. Capitalized terms used but not defined in this Current Report on Form 8-K have the same meaning as set forth the Registration Statement on Form S-4 (File No. 333-232181), as amended (the “Registration Statement”), declared effective by the U.S. Securities and Exchange Commission (“SEC”) on August 7, 2019.

Item 1.02. Termination of a Material Definitive Agreement.

Immediately prior to the completion of the Business Combination, the stockholders of DermTech Operations terminated certain agreements between DermTech Operations and its stockholders related to DermTech Operations’ Series C Financing, including the Series C Preferred Stock Purchase Agreement, the Series C IRA, the Series C ROFR, and the Series C Voting Agreement, which, along with all amendments thereto, were all previously included as Exhibits 10.17 – 10.22 to the Registration Statement.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on February 22, 2019, the Company received a letter from the staff of the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that it no longer complied with Nasdaq Listing Rule 5550(a)(3) for continued listing due to its failure to have a minimum of 300 round lot holders of its ordinary shares. The Company submitted to Nasdaq a plan to regain compliance and was granted an extension until August 22, 2019 to regain compliance with Nasdaq Listing Rule 5550(a)(3).

Also as previously disclosed, on August 22, 2019, the Company received a letter from Nasdaq notifying the Company that it did not satisfy the terms of the extension as the Company did not complete a business combination within the timeframe specified. Accordingly, Nasdaq initiated procedures to delist the Company’s securities from Nasdaq.

On September 3, 2019, the Company received a letter from Nasdaq notifying the Company that it has not complied with Nasdaq Rule IM-5101-2 because the Company has not demonstrated compliance with all of the requirements for initial listing on The Nasdaq Capital Market. Specifically, Nasdaq noted that the Company has not complied with (i) Nasdaq Listing Rule 5505(b)(1)(B), which requires the Company to have a market value of unrestricted publicly held shares of at least $15 million, (ii) Nasdaq Listing Rule 5505(a)(3), which requires the Company to have a minimum of 300 round lot holders of its common stock, (iii) Nasdaq Listing Rule 5515(a)(4), which requires the Company to have a minimum of 400 round lot holders of its publicly traded warrants. Nasdaq also noted that, for initial listing of a warrant, Nasdaq Listing Rule 5515(a)(2) requires that the underlying security be listed on Nasdaq.

The Company has timely appealed Nasdaq’s determinations to a Nasdaq Hearing Panel (the “Hearing Panel”). As a result, the Company’s securities will remain listed pending the Hearing Panel’s decision. The letters the Company has received from Nasdaq do not impact the Company’s obligation to file periodic reports and other reports with the SEC under applicable federal securities laws. There can be no assurance that the Company’s appeal will be successful.

Item 4.01. Change to Registrant’s Certifying Accountant.

(a) On September 4, 2019, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company approved the dismissal of Marcum LLP (“Marcum”) as its independent registered public accounting firm, effective as of September 4, 2019. Marcum had served as the Company’s independent registered public accounting firm for the fiscal years ended March 31, 2019 and 2018 and the subsequent periods through September 4, 2019.

The audit reports of Marcum on the Company’s financial statements for the fiscal years ended March 31, 2019 and 2018 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph in each such report regarding substantial doubt about the Company’s ability to continue as a going concern. During the fiscal years ended March 31, 2019 and 2018, and the subsequent periods through September 4, 2019, the date of Marcum’s dismissal, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company’s two most recent fiscal years and the subsequent interim periods through September 4, 2019.

The Company delivered a copy of this Item 4.01 to Marcum on September 4, 2019 and requested a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in response to this Item and, if not, stating the respects in which it does not agree. Marcum responded with a letter dated September 5, 2019, a copy of which is annexed hereto as Exhibit 16.1 stating that Marcum agrees with the statements set forth above.

(b) On September 4, 2019, the Audit Committee authorized the appointment of KPMG LLP (“KPMG”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2019, and

KPMG was appointed as the Company’s independent registered public accounting firm. During the fiscal years ended December 31, 2018 and 2017, and the subsequent interim period through September 4, 2019, neither the Company, nor anyone on its behalf, consulted KPMG regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us that KPMG concluded was an important factor considered by us in reaching our decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Item 8.01. Other Events.

On September 3, 2019, the Company issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K. The contents of the press release are hereby incorporated by reference.

Item 9.01. Exhibits.

(d) Exhibits.

The list of exhibits is set forth on the Exhibit Index of this Current Report on Form 8-K and is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description	Filed Herewith	Form	Incorporated by Reference File No.	Date Filed

16.1	Letter from Marcum LLP, dated September 5, 2019	X

99.1	Press Release, dated September 3, 2019	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DERMTECH, INC.

Date: September 5, 2019	By:	/s/ John Dobak, M.D.
Name: John Dobak, M.D.
Title: Chief Executive Officer